Exhibit 10

WAIVER AND AMENDMENT NO. 10 TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT, dated as of March 8, 2012 (this “Waiver”), among MVC CAPITAL, INC., a Delaware corporation (the “Company”), MVC FINANCIAL SERVICES, INC., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the Lenders identified on the signature pages hereto (the “Lenders”), and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”), amends and waives certain provisions of the Credit Agreement, dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the institutions from time to time party thereto as Lenders, and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrowers have requested that the Required Lenders amend and waive the Credit Agreement in certain respects as set forth below;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions set forth below, to amend and waive the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Waiver.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below and in reliance upon the representations and warranties and covenants set forth herein, and notwithstanding anything to the contrary in any Loan Document, the Required Lenders hereby waive any noncompliance of the Borrowers with respect to Section 6.1(b) (Interest Coverage Ratio) and Section 6.1(d)(ii) (Asset Coverage) of the Credit Agreement solely for the fiscal period ended January 31, 2012; provided, however, that the waiver set forth in this Section 1 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Documents, which terms and conditions shall remain in full force and effect (other than as expressly provided in this Waiver).

Section 2. Amendment to the Credit Agreement. Effective as of the Waiver Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 hereof, Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” as follows:

“Applicable Margin”: (a) until such time as the Company has delivered a Compliance Certificate pursuant to Section 5.2(b) demonstrating that the ratio set forth in Section 6.1(d)(ii) is greater than 1.75 to 1.00 (the “Compliance Threshold”), with respect to (i) Eurodollar Loans, a rate per annum equal to 5.25% and (ii) Base Rate Loans, a rate per annum equal to 4.25% and (b) after the Company has satisfied the Compliance Threshold, with respect to (i) Eurodollar Loans, a rate per annum equal to 4.50% and (ii) Base Rate Loans, a rate per annum equal to 3.50%; provided, that if for the fiscal quarter ended April 30, 2012, the Company delivers a Compliance Certificate pursuant to Section 5.2(b) demonstrating that the ratio set forth in Section 6.1(d)(ii) is greater than 1.60 to 1.00, the Applicable Margin shall revert back to the levels set forth in clause (b) of this sentence. Furthermore, at any time subsequent to the

Applicable Margin being changed to the levels set forth in clause (b) of the first sentence of this definition, the pricing shall revert to the levels set forth in clause (a) of the first sentence of this definition at any time after the Company delivers a subsequent Compliance Certificate pursuant to Section 5.2(b) demonstrating that the ratio set forth in Section 6.1(d)(ii) is less than the Compliance Threshold (or if the Company fails to deliver a Compliance Certificate in accordance with Section 5.2(b)). The rates set forth in this definition shall be applicable from the fifth Business Day following the delivery of the applicable Compliance Certificate until the fifth Business Day following the delivery of the subsequent Compliance Certificate.

Section 3. Conditions Precedent to the Effectiveness of this Waiver

(a) This Waiver shall become effective as of the date (such date, the “Waiver Effective Date”) when, and only when, the Administrative Agent shall have received:

(i) this Waiver, duly executed by the Borrowers, the Administrative Agent and the Required Lenders;

(ii) payment from the Company, for the account of each Lender who has provided an executed signature page to this Waiver by 5:00 p.m. on March 8, 2012, a non-refundable fee equal to 0.20% of such Lender’s Commitment currently in effect; and

(iii) reimbursement for all its out-of-pocket costs and expenses incurred in connection with the Credit Agreement and the negotiation, preparation, execution and delivery of this Waiver and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent.

Section 4. Representations and Warranties

On and as of the date hereof, after giving effect to this Waiver, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:

(a) this Waiver has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as modified by this Waiver constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;

(b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as modified hereby;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Waiver, the Credit Agreement or any Loan Document, in each case as modified hereby (if applicable).

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Section 5. Fees and Expenses

The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith.

Section 6. Reference to the Effect on the Loan Documents

(a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Waiver shall be deemed a Loan Document.

Section 7. Execution in Counterparts

This Waiver may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 8. Release

In consideration of the Administrative Agent and the Required Lenders’ willingness to enter into this Waiver, each Loan Party hereby releases the Administrative Agent and each Lender and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act in connection with the Loan Documents on or prior to the date hereof.

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Section 9. Governing Law

This Waiver shall be governed by and construed in accordance with the law of the State of New York.

Section 10. Section Titles

The Section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Waiver or any other Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC CAPITAL, INC., as Borrower

By:
Name:
Title:

MVC FINANCIAL SERVICES, INC. as Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO MVC WAIVER]

GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO MVC WAIVER]

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as Lender

By: Guggenheim Partners Asset Management Inc.

By:
Name:
Title:

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as Lender

By: Guggenheim Partners Asset Management Inc.

By:
Name:
Title:

SANDS POINT FUNDING LTD., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:
Title:

COPPER RIVER CLO LTD., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:
Title:

[SIGNATURE PAGE TO MVC WAIVER]

KENNECOTT FUNDING LTD., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:
Title:

GREEN LANE CLO LTD., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:
Title:

IRON HILL CLO LIMITED, as Lender

By: Guggenheim Partners Europe Limited, its Collateral Manager

By:
Name:
Title:

[SIGNATURE PAGE TO MVC WAIVER]